UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 08, 2024

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 8, 2024, Myers Industries, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”), to report that the Company completed its merger with Signature CR Intermediate Holdco, Inc., a Delaware corporation (“Signature”), pursuant to the Agreement and Plan of Merger, dated as of December 29, 2023, by and among the Company, as Purchaser, Signature, Myers Subsidiary I, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), certain Executory Sellers, and Signature Holdco, LLC, solely in its capacity as the representative of the Securityholders as set forth in the Merger Agreement (the “Merger Agreement”). Pursuant to the Merger Agreement, at the effective time of the Merger on February 8, 2024, Merger Sub merged with and into Signature (the “Merger”), with Signature as the surviving entity in the Merger.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements of Signature and the pro forma financial information required by Item 9.01 of Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Signature CR Intermediate Holdco, Inc. and subsidiaries as of December 30, 2023, and December 31, 2022, the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, and the consent of Signature’s independent auditor, which are filed as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2023, and the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2023, as well as the accompanying notes thereto, are filed as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of RSM US LLP
99.1	Audited consolidated financial statements of Signature CR Intermediate Holdco, Inc. and subsidiaries as of and for the years ended December 30, 2023 and December 31, 2022
99.2

Unaudited pro forma condensed combined consolidated balance sheet as of December 31, 2023 and unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	April 19, 2024	By:	/s/ Grant E. Fitz
Grant E. Fitz Executive Vice President and Chief Financial Officer